Exhibit 99.1

Gran Tierra Energy Inc. Announces Expiration and Final Results for the Previously Announced Exchange Offers of Certain Existing Notes for New Notes and the Solicitations of Consents to Proposed Amendments to the Existing Indentures

CALGARY, Alberta, October 19, 2023 (GLOBE NEWSWIRE) -- Gran Tierra Energy Inc. (“Gran Tierra” or the “Company”) (NYSE American:GTE)(TSX:GTE)(LSE:GTE) today announced the expiration and final results of its previously announced offers to Eligible Holders (as defined herein) to exchange (such offers, the “Exchange Offers”) (i) any and all of the outstanding 6.250% Senior Notes due 2025 issued by Gran Tierra Energy International Holdings Ltd. (“GTEIH”) on February 15, 2018 (CUSIP: 38502HAA3 / G4066TAA0; ISIN: US38502HAA32 / USG4066TAA00) (the “2025 Notes”), and (ii) any and all of the outstanding 7.750% Senior Notes due 2027 issued by the Company on May 23, 2019 (CUSIP: 38502JAA9 / U37016AA7; ISIN: US38502JAA97 / USU37016AA70) (the “2027 Notes” and, together with the 2025 Notes, the “Existing Notes”) for newly issued 9.500% Senior Secured Amortizing Notes due 2029 (the “New Notes”), pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement, dated September 19, 2023 in respect of the Exchange Offers and solicitations of Consents (as defined below) (as amended or supplemented prior to the date hereof, the “Exchange Offer Memorandum”). Any capitalized terms used in this press release without definition have the respective meanings assigned to such terms in the Exchange Offer Memorandum.

Existing Notes	CUSIP/ISIN Numbers	Principal Amount Outstanding			Principal Amount Tendered After the Early Participation Deadline		Total Principal Amount Tendered in the Exchange Offers			Total Principal Amount Accepted for Exchange
6.250% Senior Notes due 2025	38502HAA3 / G4066TAA0 US38502HAA32 / USG4066TAA00	US$	271,909,000	(1)	US$	4,549,000	US$	249,700,000	(2)	US$	247,081,000
7.750% Senior Notes due 2027	38502JAA9 / U37016AA7 US38502JAA97 / USU37016AA70	US$	300,000,000		US$	2,176,000	US$	276,399,000		US$	275,799,000

(1)	Amount outstanding does not include US$28,091,000 of 2025 Notes held by a subsidiary of Gran Tierra.
(2)	Total principal amount of 2025 Notes validly tendered does not include US$2,400,000 of 2025 Notes validly tendered on or prior to the Early Participation Deadline (as defined below), and authorized to be withdrawn after the Early Participation Deadline, because acceptance of such 2025 Notes would otherwise result in the issuance of less than the minimum denomination of US$200,000 in principal amount of New Notes.

As of 5:00 p.m., New York City time, on October 18, 2023 (the “Expiration Deadline”), (i) US$4,549,000 aggregate principal amount outstanding of the 2025 Notes, and (ii) US$2,176,000 aggregate principal amount outstanding of the 2027 Notes, had been validly tendered for exchange and not validly withdrawn, from 5:00 p.m., New York City time, on October 2, 2023 (the “Early Participation Deadline”), through the Expiration Deadline, resulting in a total of (i) US$249,700,000 aggregate principal amount outstanding of the 2025 Notes, representing approximately 91.83% of the total principal amount outstanding of the 2025 Notes, and (ii) US$276,399,000 aggregate principal amount outstanding of the 2027 Notes, representing approximately 92.13% of the total principal amount outstanding of the 2027 Notes, being validly tendered for exchange and not validly withdrawn since the commencement of the Exchange Offers, as confirmed by D.F. King & Co., Inc., the Information Agent and Exchange Agent for the Exchange Offers and the solicitation of Consents (as defined below).

The Company accepted for exchange a total of (i) US$247,081,000 aggregate principal amount of the 2025 Notes validly tendered and not validly withdrawn, and (ii) US$275,799,000 aggregate principal amount of the 2027 Notes validly tendered and not validly withdrawn, for the issuance of a total of US$487,590,000 aggregate principal amount of New Notes. The settlement of the Exchange Offers and the solicitations of Consents, and the issuance of the New Notes, is expected to occur on October 20, 2023 (the “Settlement Date”), which is the second business day after the Expiration Deadline. The Company did not accept (i) US$2,619,000 aggregate principal amount of the 2025 Notes validly tendered and not validly withdrawn, and (ii) US$600,000 aggregate principal amount of the 2027 Notes validly tendered and not validly withdrawn, because acceptance of those Existing Notes would otherwise result in the issuance of less than the minimum denomination of US$200,000 in principal amount of New Notes to such Eligible Holders.

Eligible Holders who validly tendered Existing Notes and delivered Consents, and did not validly revoke such tenders and Consents, after the Early Participation Deadline and on or prior to the Expiration Deadline and whose Existing Notes were accepted for exchange by the Company will receive, on the Settlement Date, (i) for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn), US$1,000 aggregate principal amount of New Notes (the “2025 Notes Exchange Consideration”) and (ii) for each US$1,000 aggregate principal amount of 2027 Notes validly tendered (and not validly withdrawn), US$950 aggregate principal amount of New Notes (the “2027 Notes Exchange Consideration” and, together with the 2025 Notes Exchange Consideration, the “Exchange Consideration”).

Eligible Holders who validly tendered Existing Notes and delivered Consents, and did not validly revoke such tenders and Consents, on or prior to the Early Participation Deadline and whose Existing Notes were accepted for exchange by the Company will receive, on the Settlement Date, (i) for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn) on or before the Early Participation Deadline, US$1,080 (the “2025 Notes Total Consideration”), a portion of which will be payable in cash and the remainder will be payable in principal amount of New Notes, and (ii) for each US$1,000 aggregate principal amount of 2027 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, US$1,020 in principal amount of New Notes (the “2027 Notes Total Consideration” and, together with the 2025 Notes Total Consideration, the “Total Consideration”).

The 2025 Notes Total Consideration includes an early participation premium equal to US$80, payable on the Settlement Date, for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, (the “2025 Notes Early Participation Premium”). The 2027 Notes Total Consideration includes an early participation premium equal to US$70, payable on the Settlement Date, for each US$1,000 aggregate principal amount of 2027 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline (the “2027 Notes Early Participation Premium” and, together with the 2025 Notes Early Participation Premium, the “Early Participation Premium”).

The aggregate cash consideration payable as part of the 2025 Notes Total Consideration (which includes the 2025 Notes Early Participation Premium) to all Eligible Holders whose 2025 Notes were validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline and whose 2025 Notes are accepted for exchange is equal to US$60.0 million. The pro rata portion of the US$60.0 million cash consideration as part of the 2025 Notes Total Consideration for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline will be based on the aggregate amount of 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline and accepted for purchase. Since US$245,151,000 in the aggregate amount of 2025 Notes that were validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline were accepted for purchase, each Eligible Holder will receive, for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn on or prior to the Early Participation Deadline), approximately US$247.39 in cash and approximately US$832.61 in aggregate principal amount of New Notes.

Eligible Holders whose Existing Notes were accepted for exchange will be paid accrued and unpaid interest on such Existing Notes from, and including, the most recent date on which interest was paid on such Holder’s Existing Notes to, but not including, the Settlement Date (the “Accrued Interest”), payable on the Settlement Date. Accrued Interest will be paid in cash on the Settlement Date. Interest will cease to accrue on the Settlement Date for all Existing Notes accepted for exchange in the applicable Exchange Offer.

As previously announced, (a) GTEIH received consents from Eligible Holders of 2025 Notes (the “2025 Consents”) that, in the aggregate, represent not less than 50% in aggregate principal amount of the 2025 Notes outstanding (the “2025 Required Holders”) to effect certain proposed amendments (the “2025 Proposed Amendments”) to the indenture dated as of February 15, 2018, under which the 2025 Notes were issued (the “2025 Existing Indenture”), and (b) the Company received consents from Eligible Holders of 2027 Notes (the “2027 Consents” and, together with the 2025 Consents, the “Consents”) that, in the aggregate, represent not less than 50% in aggregate principal amount of the 2027 Notes outstanding (the “2027 Required Holders” and, the receipt of the Consents by GTEIH and the Company from both the 2025 Required Holders and the 2027 Required Holders, respectively, the “Minimum Exchange Condition”) from Eligible Holders of 2027 Notes to effect certain proposed amendments (the “2027 Proposed Amendments” and, together with the 2025 Proposed Amendments, the “Proposed Amendments”) to the indenture dated as of May 23, 2019, under which the 2027 Notes were issued (the “2027 Existing Indenture” and, together with the 2025 Existing Indenture, the “Existing Indentures”), satisfying the Minimum Exchange Condition, and each of GTEIH and the Company has executed and delivered a supplemental indenture to each of the 2025 Existing Indenture and the 2027 Existing Indenture, respectively, with respect to the applicable Proposed Amendments. Each supplemental indenture will become operative upon consummation of the Exchange Offers on the Settlement Date. The Proposed Amendments provide for, among other things, (i) the elimination of substantially all of the restrictive covenants and events of default and related provisions with respect to the applicable series of Existing Notes, and (ii) the amendment of certain defined terms and covenants in the Existing Indentures.

The Company will not receive any cash proceeds from the issuance of the New Notes in the Exchange Offers and the solicitations of Consents. Existing Notes tendered in connection with the Exchange Offers, and accepted for exchange, will be cancelled, together with the cancellation of the US$28,091,000 aggregate principal amount of 2025 Notes held by a subsidiary of Gran Tierra.

The Exchange Offers were made, and the New Notes were offered and will be issued, only (a) in the United States to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon the exemption from the registration requirements of the Securities Act, and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act and who are non-U.S. qualified offerees and eligible purchasers in other jurisdictions as set forth in the Exchange Offer Memorandum. Holders who have returned a duly completed eligibility letter certifying that they are within one of the categories described in the immediately preceding sentences were authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offers and the solicitations of Consents (such holders, “Eligible Holders”).

This press release does not constitute an offer to buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The New Notes will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Exchange Offers were made, and the New Notes were offered and will be issued in Canada on a private placement basis to holders of Existing Notes who are “accredited investors” and “permitted clients,” each as defined under applicable Canadian provincial securities laws.

None of the Company, the dealer manager, the trustee, any agent or any affiliate of any of them made any recommendation as to whether Eligible Holders should have tendered or refrained from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Notes in the Exchange Offers or Consent to any of the Proposed Amendments to the Existing Indentures in the solicitations of Consents. Eligible Holders needed to make their own decision as to whether to tender Existing Notes in the Exchange Offer and participate in the solicitation of Consents and, if so, the principal amount of Existing Notes to tender.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws. All statements other than statements of historical facts included in this press release, and those statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “would,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “guidance,” “budget,” “plan,” “objective,” “potential,” “seek,” or similar expressions or variations on these expressions are forward-looking statements. The Company can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct or that, even if correct, intervening circumstances will not occur to cause actual results to be different than expected. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, those factors set out in the Exchange Offer Memorandum under “Risk Factors,” in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance, or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Eligible Investors should not rely upon forward-looking statements as predictions of future events. The information included herein is given as of the date of this press release and, except as otherwise required by the securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to, or to withdraw, any forward-looking statement contained in this press release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

ABOUT GRAN TIERRA ENERGY INC.

Gran Tierra Energy Inc. together with its subsidiaries is an independent international energy company currently focused on oil and natural gas exploration and production in Colombia and Ecuador. The Company is currently developing its existing portfolio of assets in Colombia and Ecuador and will continue to pursue additional new growth opportunities that would further strengthen the Company’s portfolio. The Company’s common stock trades on the NYSE American, the Toronto Stock Exchange and the London Stock Exchange under the ticker symbol GTE. Additional information concerning Gran Tierra is available at www.grantierra.com. Except to the extent expressly stated otherwise, information on the Company’s website or accessible from the Company’s website or any other website is not incorporated by reference into, and should not be considered part of, this press release. Investor inquiries may be directed to info@grantierra.com or (403) 265-3221.

Gran Tierra’s filings with (i) the SEC are available on the SEC website at www.sec.gov, (ii) the Canadian securities regulatory filings are available on SEDAR at www.sedar.com, and (iii) the UK regulatory filings are available on the National Storage Mechanism (“the NSM”) website at https://data.fca.org.uk/#/nsm/nationalstoragemechanism. Gran Tierra’s filings on the SEC, SEDAR and the NSM websites are not incorporated by reference into this press release.

For investor and media inquiries please contact:
Gary Guidry, President & Chief Executive Officer
Ryan Ellson, Executive Vice President & Chief Financial Officer
Rodger Trimble, Vice President, Investor Relations
+1-403-265-3221
info@grantierra.com

SOURCE Gran Tierra Energy Inc.

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